Executive Retirement Plan	12 Months Ended
Dec. 31, 2022
Executive Retirement Plan
Executive Retirement Plan

19. Executive Retirement Plan

Effective from December 14, 2022, the Company maintains a defined benefit retirement plan for its executive officers. The actuarial determination of the projected benefit obligation was determined by calculating the present value of the projected benefit at retirement based on service completed at the valuation date, which incorporates management’s best estimate of the discount rate of 3.8% (based on the Markit iBoxx EUR Corporates AA over 10 years index), salary escalation of up to 4.5% per annum,as well as assumed retirement ages of the executive officers between 65 to 74 years old. Prior service cost arising from the retrospective recognition of past service of $14.2 million was recognized in the Other Comprehensive Income, out of which advances amounting to $7.8 million were exercised in the period ended December 31, 2022. Defined benefit obligation of $6.4 million is presented under “Other long-term liabilities” as of December 31, 2022. The accumulated benefit obligation amounts to $3.0 million as of December 31, 2022.

Prior service cost of this defined benefit obligation amounting to $7.8 million was reclassified to “Other income/(expense), net” for the year ended December 31, 2022 and $0.7 million is expected to be reclassified in the year ending December 31, 2023. Additionally, projected periodic benefit cost of $0.8 million is expected in the year ending December 31, 2023. The assumptions used are the best estimates chosen from a range of possible actuarial assumptions, which may not necessarily be borne out in practice. The average remaining duration of the defined benefit obligation is 8.1 years as of December 31, 2022. The benefits of $0.7 million and $2.8 million are expected to be paid in 2025 and 2030, respectively, based on the assumptions used by the actuaries to measure the benefit obligations as of December 31, 2022.